SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2007

GENERAL STEEL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	333-105903	412079252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100020
(Zip Code)

Room 2315, Kuntai International Mansion Building, Suite 2315, Yi No 12, Chao Yang Men Wai Ave.,
Chao Yang District, Beijing
(Address of Principal Executive Offices)

+ 86 (10) 58797346
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02: DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;APPOINTMENT OF PRINCIPAL OFFICERS.

On April 13, 2007, the board of directors of the Company elected Mr. Cao Zhong Kui as a director on the board. Mr. Cao has extensive experience in the steel industry. Mr. Cao is currently the chairman of Baogang United Steel, the Shanghai Stock Exchange publicly traded subsidiary of Baotou Iron and Steel Group, one of China’s leading State Owned Enterprise (SOE) steel companies. Previously, Mr. Cao was president and chairman of the board at Baotou Metallurgy Machinery State-owned Asset Management Co., where he successfully reorganized and restructured 46 large and medium-sized state-owned enterprises in Inner Mongolia.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

The following exhibit is filed as part of this report:

99.1  Press Release of General Steel Holdings Inc., dated April 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL STEEL HOLDINGS, INC.
(Registrant)

Date: April 16, 2007	By:	/s/ John Chen
Name: John Chen
Title: Chief Financial Officer